UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2010

CEDAR CREEK MINES LTD.
(Exact name of registrant as specified in its charter)

Commission File Number 333-160552

Delaware	N/A
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

4170 Still Creek Drive, Suite 200
Burnaby, BC, Canada  V5C 6C6
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  604-320-7877

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities

On July 7, 2010, we issued 242,026 shares of our common stock to three individuals due to the closing of our private placement at $0.25 per share for total gross proceeds of $60,506.50.  We believe that the issuances are exempt from registration under Regulation S promulgated under the Securities Act as the securities were issued to the individuals through offshore transactions which were negotiated and consummated outside of the United States.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 31, 2010

CEDAR CREEK MINES LTD.

By:	/s/ Guy Brusciano
Name:	Guy Brusciano
Title:	President and Director